SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant☐
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑ Definitive Proxy Statement

☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

ABIGAIL ADAMS NATIONAL BANCORP, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

      ☑ No fee required.

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      (1) Title of each class of securities to which transaction applies:

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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April 21, 2008
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Abigail Adams National Bancorp, Inc. The Annual Meeting will be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036 at 3:00 p.m., (local time) on May 20, 2008.
The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted.
The Annual Meeting is being held so that stockholders will be given an opportunity to elect our Board of Directors and to ratify the Board’s selection of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2008.
The Board of Directors has determined that the matters to be considered at the Annual Meeting are in our best interest and in the best interest of our stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote “FOR” the election of directors and the ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2008.
On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible even if you currently plan to attend the Annual Meeting. Your vote is important, regardless of the number of shares that you own. Voting by proxy will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting.
Sincerely,
/s/ Jeanne D. Hubbard

Jeanne D. Hubbard
Chairwoman of the Board,
President and Chief Executive Officer

ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, NW, Suite 200
Washington, DC 20036
(202) 772-3600
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 20, 2008
     Notice is hereby given that the Annual Meeting of Abigail Adams National Bancorp, Inc. will be held at the main office of The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC on May 20, 2008 at 3:00 p.m., local time.
     A Proxy Card and a Proxy Statement for the Annual Meeting are enclosed.
     The Annual Meeting is for the purpose of considering and acting upon:
1.	The election of directors to the Board of Directors;

2.	The ratification of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2008; and
such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.
     Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 2, 2008 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.
     A list of stockholders entitled to vote at the Annual Meeting will be available at our main office, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036, for the 10 days immediately prior to the Annual Meeting. It also will be available for inspection at the meeting itself.
     EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH OUR CORPORATE SECRETARY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

By Order of the Board of Directors
/s/ Lorel D. Scott
Lorel D. Scott
Secretary

Washington, DC
April 21, 2008
IMPORTANT: A SELF—ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

PROXY STATEMENT
of
ABIGAIL ADAMS NATIONAL BANCORP, INC.
1130 Connecticut Avenue, N W, Suite 200
Washington, DC 20036
(202) 772-3600
ANNUAL MEETING OF STOCKHOLDERS
May 20, 2008
     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Abigail Adams National Bancorp, Inc. to be used at the Annual Meeting of Stockholders, which will be held at the main office of The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC on May 20, 2008 at 3:00 p.m., local time, and any adjournments of the meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about April 21, 2008.
REVOCATION OF PROXIES
     Stockholders who execute proxies, which we have provided, retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the meeting and all adjournments thereof. Proxies solicited on behalf of our Board of Directors will be voted in accordance with the directions given. Where no instructions are indicated, proxies will be voted “FOR” the proposals set forth in this Proxy Statement.
     The Board of Directors knows of no additional matters that will be presented for consideration at the meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the meeting or any adjournments thereof.
     Proxies may be revoked by sending written notice of revocation to our Corporate Secretary at the address shown above, by delivering a later-dated proxy, or by voting in person at the meeting. The presence at the meeting of any stockholder who has given a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the meeting or delivers a written revocation to our Corporate Secretary prior to the voting of such proxy.
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
     Holders of record of our common stock, par value $.01 per share, as of the close of business on April 2, 2008 are entitled to one vote for each share then held. As of the Record Date, we had 3,462,799 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the meeting. Broker non-votes or proxies marked “abstain” will be counted for purposes of determining that a quorum is present. In the event there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the meeting, the meeting may be adjourned to permit the further solicitation of proxies.
     Persons and groups who beneficially own in excess of five percent of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of the record date, the shares of common stock beneficially owned by directors and executive officers individually, by executive officers and directors as a group, and by each person who was the beneficial owner of more than five percent of our outstanding shares of common stock on the record date. The business address of each director is 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036. None of the shares beneficially owned by directors or executive officers have been pledged as security or collateral for any loans.

	Number of Shares		Percent of All
Name of	Of Common Stock		Common Stock
Beneficial Owner	Beneficially Owned		Outstanding
Shirley A. Reynolds	596,481	(1)(2)	17.2%
PO Box 4040 Huntington, WV

P.S. D’Iberville Limited Partnership	210,800	(3)	6.1%
1720 Harrison Street Hollywood, FL

Royce & Associates	161,600		4.7%
1414 Avenue of the Americas New York, NY

Robert L. Shell, Jr.	148,820	(1)	4.3%
5 Nichols Drive Barboursville, WV

Deborah P. Wright	29,750	(1)	*
1517 Diederick Blvd. Russell, KY

Thomas W. Wright	5,250	(1)	*
PO Box 1607 Ashland, KY

Directors and Executive Officers:
A. George Cook	4,766		*

Jeanne D. Hubbard	21,054	(1)	*

Sandra C. Ramsey	4,242		*

Douglas V. Reynolds	56,718		1.6%

Marshall T. Reynolds	372,149	(1)(2)	10.7%

Patricia G. Shannon	1,435	(5)	*

John P. Shroads, Jr.	—		—

Marianne Steiner	1,889	(5)	*

Karen E. Troutman	3,328	(4)	*

Joseph L. Williams	1,327		*

Bonita A. Wilson	200		*

All directors and executive officers as a group (13) persons	467,108		13.5%

*	Less than 1%

(1)	Based upon Amendment No. 4 to Schedule 13D dated March 11, 1998, filed on behalf of Marshall T. Reynolds, Shirley A. Reynolds, Thomas W. Wright, Deborah P. Wright, Robert L. Shell Jr., and Jeanne D. Hubbard.

(2)	Marshall T. Reynolds and Shirley A. Reynolds share voting and dispositive power with respect to 369,606 shares owned jointly.

(3)	Based upon the Schedule 13D dated October 2, 2007 filed on behalf of P.S. D’I’berville Limited Partnership which consists of P.S. Development, Inc., the general partner and limited partners who consist of Fred and Sara Chikovsky, Lakota Group Limited Partnership, Ronald and Maria Temkin, Mark J. Temkin Revocable Trust No. 1, and Temkin Investments, L.P. P.S. Development, Inc. has sole voting and dispositive power over all the shares.

(4)	Reflects vested options to purchase 3,025 shares of common stock granted to Ms. Troutman under the 2000 Stock Option Plan.

(5)	Reflects vested options to purchase 756 shares of common stock granted to directors under the 2000 Stock Option Plan.
     As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees or to WITHHOLD AUTHORITY to vote for the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes or proxies as to which the authority to vote for the nominees being proposed is withheld.
     As to the ratification of the independent registered public accounting firm, the proxy card being provided by the Board of Directors enables a stockholder to: (i) vote FOR the proposal; (ii) vote AGAINST the proposal; or (iii) ABSTAIN from voting on the proposal. The ratification of the independent registered public accounting firm must be approved by the affirmative vote of a majority of the votes cast without regard to broker non-votes or proxies marked ABSTAIN.
     Proxies solicited hereby will be returned to us and will be tabulated by an inspector of election designated by the Board of Directors.
PROPOSAL I—ELECTION OF DIRECTORS
     Our Board of Directors is currently composed of nine members. Our bylaws provide that all directors are elected annually.
     The table below sets forth certain information regarding the composition of our Board of Directors. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

Name	Age(1)	Positions Held	Since
A. George Cook	74	Director	1998
Jeanne D. Hubbard	59	Chairwoman, President & Chief Executive Officer Abigail Adams National Bancorp, Inc.	1995
Marshall T. Reynolds	71	Director	1995
Patricia G. Shannon	65	Director	1998
Marianne Steiner	53	Director	1998
Joseph L. Williams	63	Director	1998
Bonita A. Wilson	67	Director	1998
Douglas V. Reynolds	32	Director	2002
Sandra C. Ramsey	47	Director	2006

(1)	As of December 31, 2007.
     The principal occupation during the past five years of each director and executive officer is set forth below. All directors and executive officers have held their present positions for five years unless otherwise stated.
     A. George Cook is the Principal of George Cook & Co., Senior Fellow of the School of Public Policy at George Mason University, and Chairman Emeritus and retired Chief Executive Officer of Colonial Parking, Inc. Mr. Cook is currently a director of the Classica-Seneca Theater Company and a regional Board Member of the

Sorenson Institute, University of Virginia. Mr. Cook is a former Chair of the National Policy Council of the Urban Land Institute, director and past Executive Committee member of the Greater Washington Board of Trade and member and past Chairman of the Board of the National Parking Association. He is a past Board Member of the Girl Scouts of the USA, a former member of the City Council of the City of Alexandria and a former Chairman of the Commission of Local Government for the Commonwealth of Virginia. Mr. Cook is a former member of the Board of Visitors of George Mason University and a former Vice Chairman of the Virginia State Electoral Board. He is a graduate of the George Washington University.
     Jeanne Delaney Hubbard has been a director of Abigail Adams National Bancorp, Inc. and The Adams National Bank since 1995, Chairwoman, President and Chief Executive Officer of Abigail Adams National Bancorp, Inc. since 1998 and Chairwoman of The Adams National Bank since 1998. She is a director of Summit State Bank, Santa Rosa, California and First Sentry Bank, Huntington, West Virginia. She has held executive officer positions at First Sentry Bank, First Guaranty Bank, Hammond, Louisiana and First Bank of Ceredo, West Virginia. She is a graduate of Purdue University and holds a Masters Degree from Marshall University.
     Sandra C. Ramsey is the Senior Vice President of Finance and Treasurer for Acosta, Inc. Mrs. Ramsey joined Acosta as Corporate Controller in February 1998. Mrs. Ramsey is a Certified Public Accountant with over 20 years of experience in accounting and finance. Mrs. Ramsey is a Member of the Board of Directors and President of Leadership Jacksonville and Treasurer of the Early Learning Coalition of Duval County. Mrs. Ramsey is a graduate of West Virginia University.
     Marshall T. Reynolds is the Chairman of the Board, President and Chief Executive Officer of Champion Industries, Inc., a holding company for commercial printing and office products companies, a position he has held since 1992. Mr. Reynolds became Chairman of the Board of Premier Financial Bancorp in Huntington, West Virginia in 1996. In addition, Mr. Reynolds is Chairman of the Board of First Guaranty Bancshares, Inc. in Hammond, Louisiana, and Portec Rail Products, Inc. in Pittsburgh, Pennsylvania and a director of Summit State Bank. He also is the Chairman and Chief Executive Officer of Energy Services Acquisition Corp. From 1964 to 1993, Mr. Reynolds was President and Manager of The Harrah and Reynolds Corporation (predecessor to Champion Industries, Inc.). From 1983 to 1993, he was Chairman of the Board of Banc One, West Virginia Corporation (formerly Key Centurion Bancshares, Inc.). Mr. Reynolds has served as Chairman of The United Way of the River Cities, Inc. and Boys and Girls Club of Huntington. Mr. Reynolds is the father of Director Douglas V. Reynolds.
     Douglas V. Reynolds is an attorney for Reynolds & Brown, PLLC. Mr. Reynolds is the President of the Transylvania Corporation and is Chairman of C. J. Hughes Construction Company, and a director of The Harrah and Reynolds Corporation, and Portec Rail Products, Inc. Mr. Reynolds is a graduate of Duke University and holds a law degree from West Virginia University. Mr. Reynolds is the son of Director Marshall T. Reynolds.
     Patricia G. Shannon is the Director of Community Relations for Sister to Sister Foundation and the former President and Chief Executive Officer of the Boys and Girls Clubs of Greater Washington. Previously, Ms. Shannon was with NationsBank (now Bank of America) for fourteen years, where she served in the capacity of Senior Vice President. She has also served as director of Field Services for the United Planning Organization. Ms. Shannon has served on the boards of the DC Chamber of Commerce, the Greater Washington Urban League, the Howard University Hospital, the Girl Scouts of the National Capital, and the Rotary Club of Washington, DC Ms. Shannon is a graduate of Howard University and holds a Masters of Business and Public Administration from Southeastern University.
     Marianne Steiner is the Principal of Larkspur Marketing, which she founded in 1991 after serving in a variety of executive marketing positions at MCI Communications Corporation. Ms. Steiner holds a joint M.S. and M.E. degree in Information Sciences and Applied Mathematics from the Harvard Business School and Graduate School of Arts and Sciences, and a Bachelor of Science degree in Computer Science from the University of Miami. Ms. Steiner is a member of the Council of the Harvard Graduate School Alumni Association and is a co-chair of the Associates Committee of the Graduate School Fund. She also serves as Vice-Chair of the Governing Board of National Cathedral School for Girls in Washington, DC.
     Joseph L. Williams is a director of the Company and The Adams National Bank since 1995 and the Chairman, President and CEO of Consolidated Bank & Trust Company since February 2007. He is the Chairman and Chief Executive Officer of Basic Supply Company, Inc., which he founded in 1977. Mr. Williams was one of the organizers and is a director of First Sentry Bank, Huntington, West Virginia. Mr. Williams is a member of the West Virginia Governor’s Workforce Investment Council. He is a former director of Unlimited Future, Inc., a small business incubator, and a former Member of the National Advisory Council of the United States Small Business Administration. Mr. Williams is a former Mayor and City Councilman of the City of Huntington, West Virginia. He is a graduate of Marshall University with a degree in finance and is a former member of its Institutional Board of Governors.
     Bonita A. Wilson owned and operated her own retail business and was a consultant to other businesses. Ms. Wilson was a Retail Management Executive for over 25 years with Garfinckels, Bloomingdales and the Hecht Company. Ms. Wilson has served as a director of Dart Group Corporation, Trak Auto Corporation, Shoppers Food Warehouse Corp. and Crown Books Corporation from 1991 through 1997.
Executive Officers who are not Directors:
     John P. Shroads, Jr., age 48, is our Senior Vice President and Chief Lending Officer of The Adams National Bank since 2003. Mr. Shroads has 23 years of experience in banking in positions of increasing responsibility in the areas of loan review, loan workout, loan administration, loan operations, commercial lending and asset management. Prior to joining The Adams National Bank, Mr. Shroads served as a Senior Vice President of Credit and Workout at United Bank-VA. Mr. Shroads is a graduate of the Washington Board of Trade Executive Program. He serves on the steering committee for the Board of Trade’s Small Business Networking Program and is a teacher and mentor in its Small Business Academy and Alliance programs. Mr. Shroads is a graduate of Gettysburg College.
     Karen E. Troutman, age 61, is our Senior Vice President and Chief Financial Officer of Abigail Adams National Bancorp and The Adams National Bank since 1998. Mrs. Troutman has over 30 years of experience in the financial services industry in the areas of financial management and accounting. Mrs. Troutman’s prior work experience included over twenty years at Household International (now HSBC) in the capacity of Division Controller for Household Bank and at the corporate headquarters in the Treasury Department serving in various management positions. Mrs. Troutman holds a Masters Degree from The Johns Hopkins University.
Section 16(a) Beneficial Ownership Reporting Compliance
     The common stock is registered pursuant to Section 12(b) of the Exchange Act. Our officers and directors and beneficial owners of greater than 10% of our Common Stock (“10% beneficial owners”) are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in our Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based upon our review of these filings, all of our officers and directors filed these reports on a timely basis.
MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
     The Board of Directors conducts business through meetings and activities of the Board and its committees. During the year ended December 31, 2007, the Board of Directors held seven regular meetings of Abigail Adams National Bancorp, Inc., twelve meetings of the Adams National Bank and twelve meetings of Consolidated Bank & Trust Company. Last year’s Annual Meeting of Stockholders was attended by Directors Cook, Hubbard, Ramsey, Douglas Reynolds, Marshall Reynolds, Shannon, Steiner, Williams and Wilson. During the year ended December 31, 2007, no director attended fewer than 75 percent of the total meetings of the Board of Directors and committees on which such director served. Pursuant to NASDAQ rules, the independent members of the Board of Directors met in “executive session” without the presence of management. The Board conducted such meetings bi-annually in conjunction with regularly scheduled meetings of the full Board of Directors.

Affirmative Determinations Regarding Director Independence and Other Matters
     The Board of Directors has reviewed each director’s relationships, both direct and indirect, with Abigail Adams National Bancorp, Inc. and its subsidiaries, the Adams National Bank and Consolidated Bank & Trust Company, and the compensation and other payments, if any, each director has received from or made to Abigail Adams National Bancorp, Inc. and its subsidiaries in order to determine whether such director qualifies as independent under Rule 4200(a)(15) of the Marketplace Rules of The NASDAQ Stock Market, Inc. The Board of Directors has determined that the Board of Directors has at least a majority of independent directors, and that each of the following directors has no financial or personal ties, either directly or indirectly, with Abigail Adams National Bancorp, Inc. or its subsidiaries (other than compensation as a director of Abigail Adams National Bancorp, Inc. and its subsidiaries, banking relationships in the ordinary course of business with the subsidiary banks and ownership of Abigail Adams National Bancorp, Inc. common shares as described in this proxy statement) and thus qualifies as independent under the NASDAQ Marketplace Rules: A. George Cook, Patricia Shannon, Marianne Steiner, Bonita Wilson, Sandra Ramsey and Douglas V. Reynolds. There were no transactions required to be reported under “Transactions with Certain Related Persons” that were considered in determining the independence of our directors.
     In this proxy statement these six directors are referred to individually as an “Independent Director” and collectively as the “Independent Directors.” The Independent Directors constitute a majority of the Board of Directors.
     The Board of Directors has also determined that each member of the Audit Committee of the Board meets the independence requirements applicable to that committee prescribed by the NASDAQ Marketplace Rules, the Securities and Exchange Commission and the Internal Revenue Service.
The Nominating Committee
     Our Nominating Committee consists of Directors Douglas Reynolds and Shannon. Each member of the Nominating Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards. Our Board of Directors has adopted a written charter for the Nominating Committee, which is available at our website www.adamsbank.com. The Nominating Committee met once during the year ended December 31, 2007.
     The functions of the Nominating Committee include the following:
•	to lead the search for individuals qualified to become members of the Board and to select director nominees to be presented for stockholder approval;

•	to review and monitor compliance with the requirements for board independence; and

•	to review the committee structure and make recommendations to the Board regarding committee membership.
     The Nominating Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Committee or the Board decides not to re-nominate a member for re-election, or if the size of the Board is increased, the Committee would solicit suggestions for director candidates from all Board members. In addition, the Committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The Nominating Committee would seek to identify a candidate who at a minimum satisfies the following criteria:
•	has personal and professional ethics and integrity and whose values are compatible with ours;

•	has had experiences and achievements that have given him or her the ability to exercise and develop good business judgment;

•	is willing to devote the necessary time to the work of the Board and its committees, which includes being available for Board and committee meetings;

•	is familiar with the communities in which we operate and/or is actively engaged in community activities;

•	is involved in other activities or interests that do not create a conflict with his or her responsibilities to us and our stockholders; and

•	has the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.
     The Nominating Committee will also take into account whether a candidate satisfies the criteria for “independence” under the NASDAQ corporate governance listing standards and, if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether an individual qualifies as an audit committee financial expert.
Procedures for the Nomination of Directors by Stockholders
     The Nominating Committee has adopted procedures for the submission of director nominees by stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the Nominating Committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to our Corporate Secretary, at 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036. The Corporate Secretary must receive a submission not less than ninety (90) days prior to the date of our proxy materials for the preceding year’s annual meeting. The submission must include the following information:
•	the name and address of the stockholder as he or she appears on our books, and number of shares of common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder’s ownership will be required);

•	the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the candidate’s ownership should be provided);

•	a statement of the candidate’s business and educational experience;

•	such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Securities and Exchange Commission Regulation 14A;

•	a statement detailing any relationship between the candidate and us;

•	a statement detailing any relationship between the candidate and any customer, supplier or competitor of us;

•	detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

•	a statement that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

     A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in “Stockholder Proposals.”
Stockholder Communications with the Board
     A stockholder who wants to communicate with the Board of Directors or with any individual director can write to our Corporate Secretary, at 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036, Attention: Board Administration. The letter should indicate that the author is a stockholder, and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will:
•	forward the communication to the director or directors to whom it is addressed;

•	attempt to handle the inquiry directly, for example where it is a request for information about us or it is a stock-related matter; or

•	not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.
     At each Board meeting, the Corporate Secretary shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors.
Code of Ethics
     We have adopted a Code of Ethics that is applicable to our officers, directors and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available on our website at www.adamsbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.
The Audit Committee
     Our Audit Committee consists of Directors Shannon, Ramsey, and Cook. Each member of the Audit Committee is considered “independent” as defined in the NASDAQ corporate governance listing standards and under Securities and Exchange Commission Rule 10A-3. Each of the members of the Audit Committee is financially literate in that they all have an understanding of financial statements, including our balance sheet, income statement and cash flow statement. All Audit Committee members in their current or past employment have either had experience in finance or are/were a chief executive officer with financial oversight responsibilities. The Board of Directors has determined that Director Ramsey qualifies as an “audit committee financial expert” as that term is used in the rules and regulations of the Securities and Exchange Commission.
     The Committee reviews the contents of and conclusions in audit reports prepared by the internal auditor and our independent registered public accounting firm, reviews and approves the annual engagement of our independent registered public accounting firm, our audit policy, the internal audit function and the plan of audit coverage, and reviews with management and our independent registered public accounting firm, our financial statements and internal controls. The Audit Committee met eight times during the year ended December 31, 2007. Our Board of Directors has adopted a written charter for the Audit Committee which is available on our website at www.adamsbank.com.
Audit Committee Report
     In accordance with rules established by the Securities and Exchange Commission, the Audit Committee has prepared the following report for inclusion in this proxy statement:

     As part of its ongoing activities, the Audit Committee has:
•	reviewed and discussed with management and the independent registered public accounting firm our audited consolidated financial statements for the year ended December 31, 2007;

•	discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

•	received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent registered public accounting firm their independence from us.
     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2007 and to be filed with the Securities and Exchange Commission. In addition, the Audit Committee approved the retention of McGladrey & Pullen, LLP as our independent registered public accounting firm for the year ending December 31, 2008, subject to the ratification of this appointment by the stockholders.
     This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
This report has been provided by the Audit Committee:
Directors Shannon, Ramsey and Cook
Executive Sessions of Non-Management Directors
     Our non-management directors meet in executive session without management present from time to time as deemed necessary by the non-management directors, but at least two times per year. Stockholders or other interested parties may communicate with the presiding director or to the non-management directors as a group.
Personnel Committee
     The Personnel Committee reviews the performance of named executive officers, as well as other officers and employees, and determines the compensation programs of these individuals. Directors Cook and Wilson comprise the Personnel Committee. Mr. Cook and Ms. Wilson are independent and neither has ever been an officer or employee of us or any of our subsidiaries. The Personnel Committee met six times during 2007 to determine compensation and to review compensation programs.
     The Board of Directors has appointed a Personnel Committee which administers the compensation program. The Committee strives to offer a fair and competitive policy to govern named executive officers’ base salaries and an incentive plan and to attract and retain competent, dedicated, and ambitious managers whose efforts will enhance our products and services and our subsidiary banks, resulting in higher profitability, increased dividends to our stockholders and appreciation in our common stock.
     The elements of the compensation are base salary and a bonus plan. As each element of compensation is intended to accomplish a specific goal, payments under one element are not taken into account when determining the amount paid under a different element.

     The compensation of the named executive officers is reviewed and approved annually by the Board of Directors upon the recommendation of the Personnel Committee. The Personnel Committee considers the views and recommendations of our Chief Executive Officer in making the compensation decisions affecting the executive officers who report to her. The Chief Executive Officer’s role in recommending compensation programs is to develop and recommend appropriate performance measures and targets for individual compensation levels and compile competitive benchmark data to assess the competitive labor market. The Chief Executive Officer does not participate in the decisions regarding changes in her compensation.
Executive Compensation
     Summary Compensation Table.
     We do not provide any monetary compensation directly to our executive officers. Instead, the executive officers are paid by the lead bank, The Adams National Bank, for services rendered in their capacity as executive officers of Abigail Adams National Bancorp, Inc. and the Adams National Bank. The following table shows the compensation of Jeanne D. Hubbard, our principal executive officer, and our two highest compensated executive officers who received total compensation of $100,000 for services to us or any of our subsidiaries during the years ended December 31, 2007 and 2006.
Summary Compensation Table

							Change in
							pension value
							and non-
							qualified
						Non-equity	deferred	All other
				Stock	Option	incentive plan	compensation	compensation
Name and		Salary	Bonus	awards	awards	compensation	earnings	($)	Total
Principal Position	Year	($)	($)	($)	($)	($)	($)	(1)(2)(3)	($)

Jeanne D. Hubbard	2007	218,333	25,000	—	—	—	—	30,883	274,216
Chairwoman of the	2006	205,500	—	—	—	—	—	24,020	229,520
Board, President and Chief Executive Officer

Karen E. Troutman	2007	168,333	25,000	—	—	—	—	18,178	211,511
Senior Vice President	2006	155,000	20,000	—	—	—	—	17,185	192,185
and Chief Financial Officer

John P. Shroads, Jr.	2007	134,333	20,000	—	—	—	—	15,107	169,440
Senior Vice President	2006	123,500	15,000	—	—	—	—	5,195	143,695

(1)	Includes Board of Director fees of $13,750 paid in 2007 and $13,000 in 2006 to Chairwoman Hubbard.

(2)	Includes The Adams National Bank’s matching contribution to the 401(k) plan accounts for Ms. Hubbard of $8,733 in 2007 and $8,220 in 2006; for Ms. Troutman of $6,733 in 2007 and $5,950 in 2006; and for Mr. Shroads of $5,107 in 2007 and $2,495 in 2006.

(3)	Includes parking and automobile allowances of $8,400 in 2007 and $2,800 in 2006 for Ms. Hubbard; and $11,445 in 2007 and $11,235 in 2006 for Ms. Troutman, and $10,000 in 2007 and $2,700 in 2006 for Mr. Shroads.
     Benefit Plans.
     The Adams National Bank offers a KSOP, an employee stock ownership plan with 401(k) provisions to all eligible employees. Participants may make pre-tax and after-tax contributions to the 401(k) up to the maximum allowable under Federal regulations. We match the pre-tax employee participant’s contributions at a rate of 100% of the first 3% of the employee’s qualifying salary and 50% up to the next 2% of salary. The employee stock ownership plan is a nonleveraged employee stock ownership plan and is a profit sharing plan based upon the earning performance of Abigail Adams National Bancorp, Inc. In addition, the Adams National Bank Board of Directors may elect to pay a discretionary contribution on an annual basis. The employee stock ownership plan awards vest at the end of the third year. There were no awards in 2007, 2006 or 2005. At December 31, 2007, the employee stock ownership plan held 53,760 shares of our common stock.
     Consolidated Bank & Trust Company offers a traditional 401(k) retirement plan for employees. Participants may make pre-tax and after-tax contributions to the 401(k) up to the maximum allowable under Federal regulations. We match the pre-tax employee participant’s contributions at a rate of 100% of the first 3% of the employee’s qualifying salary and 50% up to the next 2% of salary.
     Health insurance, group life insurance, and group disability insurance are available to all eligible employees and executive officers. All employees may elect to participate in voluntary dental and vision plans. Such plans are standard in the banking industry. These plans are not tied to our performance or individual performance. The cost of providing such plans to all eligible employees and executive officers is not taken into account when determining specific salaries of the named executive officers and is seen as a cost of doing business.
     Pension Benefits.
     We assumed the obligations of Consolidated Bank & Trust Company’s noncontributory defined pension plan, as a result of the acquisition of Consolidated Bank & Trust Company on July 29, 2005. Pension benefits vest after five years of service, and were based on years of service and average final salary. During 1997, Consolidated Bank & Trust Company froze the accrual of future service benefits; however, benefits continued to accrue for future compensation adjustments. In 2003, the compensation levels were frozen for benefit calculation purposes. The defined benefit plan maintained a September 30 year end for computing benefit obligations. The Consolidated Bank & Trust Company Pension Plan terminated effective March 31, 2007 and is in the process of settlement. We have no other pension plans. The named executive officers do not participate in this plan.
     Deferred Compensation.
     We do not offer a nonqualified deferred compensation plan.
     Plan-Based Awards.
     We have two stock option plans for directors and key employees. A Nonqualified Stock Option Plan was originally adopted in 1987, and amended in 1989, pursuant to which non-statutory stock options for up to 170,156 shares, as adjusted, of our common stock can be awarded to our officers. Since its inception in 1987, no awards have been made under this Nonqualified Stock Option Plan. The 2000 Stock Option Plan, originally adopted in February 2000, is a nonqualified stock option plan that was awarded to directors and key officers, and has 9,818 shares under option outstanding. The options in the 2000 Plan were awarded at 90% of the fair market value of our common stock at the date of the grant and vested over three years. No options may be exercised beyond ten years from the date of the grant. There were no plan-based awards in 2007.

     Outstanding Equity Awards at Year End.
     The following table sets forth information with respect to our outstanding equity awards for the 2000 Stock Option Plan as of December 31, 2007 for our named executive officers.
Outstanding Equity Awards at Fiscal Year-End

Option awards
	Number of		Equity incentive
	securities	Number of	plan awards:
	underlying	securities	number of
	unexercised	underlying	securities
	options (#)	unexercised	underlying	Option exercise	Option expiration
	exercisable	options (#)	unexercised	price ($)	date
Name	(i)	unexercisable	earned options (#)	(i)	(i)

Jeanne D. Hubbard	—	—	—	—	—
Chairwoman of the Board, President and Chief Executive Officer

Karen E. Troutman	3,025	—	—	$5.21	2/15/2010
Senior Vice President and Chief Financial Officer

John P. Shroads, Jr.	—	—	—	—	—
Senior Vice President

(i)	Includes options outstanding from the 2000 Directors and Officers Stock Option Plan. All options were fully vested on February 15, 2003. No options were exercised during 2007.
     Payments Made Upon a Change of Control.
     Abigail Adams National Bancorp, Inc. and the Adams National Bank entered into Change of Control Agreements with Ms. Hubbard on July 19, 2005 and with Ms. Troutman on September 19, 2000. Pursuant to these agreements, if an executive officer’s employment is terminated following a change in control, the executive officer will receive severance pay in addition to regular pay, vacation pay and retirement benefits accrued through the date of termination and in addition to the continuation of health and pension benefits to the extent required by law:
     Generally, pursuant to these agreements, the term “change in control” shall mean:
(i)	any transaction or series of related transactions by which either Abigail Adams National Bancorp, Inc. or the Adams National Bank merge or are consolidated with another company, unless the stockholders of Abigail Adams National Bancorp, Inc. and the Adams National Bank, as the case may be, immediately before such event hold at least 80% of the outstanding voting stock of the surviving entity thereafter; or

(ii)	the sale or other transfer of more than 50% of Abigail Adams National Bancorp, Inc. and the Adams National Bank assets in a single transaction or series or related transactions out of the ordinary course of business; or

(iii)	any change in the membership of the Board of Directors in any two-year period such that those who constitute the Board at the beginning of such period are now less than a majority of the Board; or

(iv)	any person shall become the beneficial owner of more than 50% of the voting stock of Abigail Adams National Bancorp, Inc. as a result of a tender or exchange offer, open market purchases, privately negotiated purchases or otherwise; or

(v)	the occurrence of any other event that either Abigail Adams National Bancorp, Inc. or the Adams National Bank is or would be, if subject to Securities and Exchange Commission regulation, required to report as a change in control pursuant to Item 6 of Schedule 14A of Securities and Exchange Commission Regulation 14A.

     As of December 31, 2007, the potential payment upon a Change in Control for the Chief Executive Officer, Ms. Hubbard, would be $220,000, and for Chief Financial Officer, Ms. Troutman, would be $110,000.
     Payments Made Upon Termination.
     Other than discussed above for payments under a change in control, the named executive officers would not receive any payments of any kind upon termination, except for accrued vacation, from Abigail Adams National Bancorp, Inc. or The Adams National Bank at December 31, 2007. The accrued vacation payments due the executive officers at December 31, 2007 are as follows: Ms. Hubbard $4,231; Ms. Troutman $3,269 and Mr. Shroads $2,615.
     Directors’ Summary Compensation Table.
     The following table summarizes the total non-employee director compensation earned for services in 2007. Fees paid are for the Abigail Adams National Bancorp’s and the subsidiary banks’ board and committee meetings.
Director Compensation

					Change in
					pension value
					and non-
					qualified
				Non-equity	deferred
	Fees earned	Stock	Option	incentive plan	compensation	All other
	or paid in	awards	awards	compensation	earnings	compensation	Total
Name	cash ($)	($)	($)	($)	($)	($)	($)

A. George Cook	24,200	—	—	—	—	—	24,200

Sandra C. Ramsey	9,950	—	—	—	—	—	9,950

Marshall T. Reynolds	12,750	—	—	—	—	—	12,750

Douglas V. Reynolds	14,300	—	—	—	—	—	14,300

Patricia G. Shannon	17,050	—	—	—	—	—	17,050

Marianne Steiner	14,450	—	—	—	—	—	14,450

Bonita A. Wilson	14,350	—	—	—	—	—	14,350
     During 2007, each director received $250 for each meeting of the Board of Directors, $1,000 for each meeting of the Adams National Bank’s Board of Directors, $350 for each meeting of Consolidated Bank & Trust Company’s Board of Directors, $200 for each Executive Committee meeting and $100 for all other committee meetings attended by such director.
TRANSACTIONS WITH CERTAIN RELATED PERSONS
     The Adams National Bank and Consolidated Bank & Trust Company intend that all transactions between the banks and their executive officers, directors, holders of 10% or more of the shares of any class of our common stock and affiliates thereof, will contain terms no less favorable to the banks than could have been obtained by them in arm’s-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the banks not having any interest in the transaction. Abigail Adams National Bancorp, Inc. and its subsidiary banks have had and expect to have in the future, banking transactions in the ordinary course of business with certain directors of Abigail Adams National Bancorp, Inc. and its subsidiary banks and their associates, as well as with corporations or organizations with which they are connected as directors, officers, stockholders, owners or partners. These banking transactions are made in the ordinary course of business, are made on substantially the same terms as those prevailing at Abigail Adams National Bancorp, Inc. and its subsidiary banks for comparable transactions with other persons, and do not involve more than the normal risk of collectibility or present other unfavorable features. During the year ended December 31, 2007, the banks had no loans outstanding to directors and one to an executive officer totaling $79,000.

     Related party transactions must be approved by the Board of Directors prior to any commitment by Abigail Adams National Bancorp, Inc. and its subsidiary banks to any such transactions. Directors do not participate in the discussions and are not present for voting on their own related party transaction. All of the material terms, conditions, and purpose of the transaction shall be in writing and provided to the Board of Directors, together with the written request for approval of any such transaction. The transaction shall be approved by the appropriate senior officer before being submitted to the Board for approval. Related party transactions for ongoing or continuing services can be reviewed and pre-approved within reasonable parameters by the Board of Directors on an as-needed basis. If the terms, pricing, or conditions change so as to go outside the parameters cited in the request, the transaction shall be resubmitted for review and approval after the fact.
     Section 402 of the Sarbanes-Oxley Act of 2002 generally prohibits an issuer from: (1) extending or maintaining credit; (2) arranging for the extension of credit; or (3) renewing an extension of credit in the form of a personal loan for an officer or director. There are several exceptions to this general prohibition, one of which is applicable to us. Sarbanes-Oxley does not apply to loans made by a depository institution that is insured by the FDIC and is subject to the insider lending restrictions of the Federal Reserve Act. All loans to the banks’ directors and officers are made in conformity with Federal Reserve Act regulations.
PROPOSAL II—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
     The Audit Committee has approved the engagement of McGladrey & Pullen, LLP to be our independent registered public accounting firm for 2008. At the meeting, the stockholders will consider and vote on the ratification of the engagement of McGladrey & Pullen, LLP for the year ending December 31, 2008. A representative of McGladrey & Pullen, LLP is expected to attend the meeting, and will have an opportunity to make a statement and answer questions.
     Audit Fees. During the past two years the aggregate fees billed for professional services rendered by McGladrey & Pullen, LLP for the audit of our annual financial statements and for the review of our quarterly reports were $189,150 for 2007 and $172,722 for 2006.
     Tax Fees. During the past two fiscal years the aggregate fees billed for professional services by McGladrey & Pullen, LLP for tax services were $10,543 for 2007 and $18,074 for 2006.
     Audit Related Fees. During the past two years the aggregate fees billed for assurance and related services by McGladrey & Pullen, LLP were $0 for 2007 and $5,150 for 2006.
     All Other Fees. During the past two years there were no fees billed for other products and services provided by McGladrey & Pullen, LLP.
Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor
     The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated pre-approval authority to its Chair when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. For the years ended December 31, 2007 and 2006, 100% of “Audit Fees” were approved under the pre-approval policy. All other services were approved by the Audit Committee prior to engagement.
     In order to ratify the selection of McGladrey & Pullen, LLP as the independent registered public accounting firm for 2008, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote “FOR” the ratification of McGladrey & Pullen, LLP as independent registered public accounting firm for 2008.

STOCKHOLDER PROPOSALS
     In order to be eligible for inclusion in our proxy materials for next year’s Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036, no later than December 20, 2008. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.
     Our Bylaws do not contain an advance notice provision for certain business to be brought before an annual meeting. The Board of Directors has determined that in order for a stockholder to properly bring business before the Annual Meeting, or to propose a nominee to the Board, a stockholder must provide written notice to our Corporate Secretary no later than 45 days before the mailing of the Proxy Statement, or by March 6, 2009. The notice must include the stockholder’s name, address and number of shares owned. The notice must also describe the proposal, the reasons for bringing the proposal and any material interest of the stockholder in the proposal. In the case of nominations to the Board, certain information regarding the nominee must be provided. Assuming that the next annual meeting of stockholders is held on May 19, 2009 and the Proxy Statement is mailed on April 20, 2009, advance notice of business to be brought, or nominations must be brought no later than March 6, 2009.
MISCELLANEOUS
     The Board of Directors is not aware of any business to come before the meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the meeting, as to which they shall act in accordance with their best judgment.
     The cost of solicitation of proxies will be borne by us. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, directors, officers and regular employees of the Bank may solicit proxies personally or by telephone without additional compensation.
     A copy of our Annual Report on Form 10-K for the year ended December 31, 2007 will be furnished without charge to stockholders as of the record date upon written request to the Corporate Secretary, Abigail Adams National Bancorp, Inc., 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Lorel D. Scott
Lorel D. Scott
Secretary

REVOCABLE PROXY
ABIGAIL ADAMS NATIONAL BANCORP, INC.
ANNUAL MEETING OF STOCKHOLDERS
May 20, 2008
     The undersigned hereby appoints the full Board of Directors, with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Abigail Adams National Bancorp, Inc. (the “Company”), which the undersigned is entitled to vote at the Annual Meeting of Stockholders (“meeting”) to be held at The Adams National Bank, 1130 Connecticut Avenue, NW, Suite 200, Washington, DC 20036 at 3:00 p.m. (local time) on May 20, 2008. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

VOTE
		FOR	WITHHELD

1.	The election as directors of all nominees listed below (except as marked to the contrary below)	☐	☐

A. George Cook
Jeanne D. Hubbard
Marshall T. Reynolds
Patricia G. Shannon
Marianne Steiner
Joseph L. Williams
Bonita A. Wilson
Douglas V. Reynolds
Sandra C. Ramsey

INSTRUCTION: To withhold your vote for one or more nominees, write the name of the nominee(s) on the lines below.

		FOR	AGAINST	ABSTAIN

2.	Ratification of McGladrey & Pullen, LLP as independent registered public accountants for the year ending December 31, 2008.	☐	☐	☐
     The Board of Directors recommends a vote “FOR” each of the listed proposals.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE ABOVE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
     Should the undersigned be present and elect to vote at the meeting or at any adjournment thereof and after notification to the Corporate Secretary of the Company at the meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy statement prior to a vote being taken on a particular proposal at the meeting.
     The undersigned acknowledges receipt from Abigail Adams National Bancorp, Inc. prior to the execution of this proxy of a Notice of the meeting and a proxy statement dated April 21, 2008.

Dated: , 2008	☐ Check box if you plan to attend meeting

PRINT NAME OF STOCKHOLDER	PRINT NAME OF STOCKHOLDER

SIGNATURE OF STOCKHOLDER	SIGNATURE OF STOCKHOLDER
Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

Please complete and date this proxy and return it promptly
in the enclosed postage-prepaid envelope.